Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

TWITTER COPY

Most assets in crypto do one thing well.

YLDS and Democratized Prime are doing more, together.

YLDS is a regulated, interest-accruing stablecoin alternative

Democratized Prime is an onchain marketplace for institutional-grade lending.

Combined, they turn a simple stable balance into a flexible, yield-generating strategy.

Let’s get into how they work 🧵

2/

Start with YLDS.

YLDS earns a baseline yield, backed by short-term Treasuries.

No staking. No lockups. No APY games. Just regulated, fixed-income mechanics onchain.

That alone is a step forward.

But the real unlock happens when you deploy YLDS inside Democratized Prime.

3/

Enter Democratized Prime.

A marketplace where lenders set their minimum rate and real borrower demand determines the clearing rate.

Led by the people, for the people.

When YLDS flows into DP pools, like fully collateralized HELOC lending, it shifts from earning the baseline yield to earning market-driven yield, set by competitive auctions every hour.

4/

This creates the first dual-utility stable asset in crypto:

● Earn automatically just by holding YLDS

● Earn more by lending YLDS into institutional-grade loan pools

● Maintain flexibility with hourly cycles and transparent pricing

● Stay protected with fully collateralized credit exposure

Two ways to earn. One asset.

5/

Before, you had to choose between liquidity or yield.

YLDS + DP gives you both.

They blend a spendable, transferable digital dollar that can shift into higher-yield lending markets whenever you want.

Regulated fixed income × open, programmable credit.

The system is live.

Explore how it works: https://www.figuremarkets.com/c/democratized-prime/

Design Idea